PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS	12 Months Ended
Dec. 31, 2015
Pension and Other Postretirement Benefit Plans [Abstract]
PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Our Company sponsors and/or contributes to pension and postretirement health care and life insurance benefit plans covering substantially all U.S. employees. We also sponsor nonqualified, unfunded defined benefit pension plans for certain associates. In addition, our Company and its subsidiaries have various pension plans and other forms of postretirement arrangements outside the United States.
We refer to the funded defined benefit pension plan in the United States that is not associated with collective bargaining organizations as the "primary U.S. plan." As of December 31, 2015, the primary U.S. plan represented 59 percent and 62 percent of the Company's consolidated projected benefit obligation and pension assets, respectively.

Obligations and Funded Status
The following table sets forth the changes in benefit obligations and the fair value of plan assets for our benefit plans (in millions):

	Pension Benefits		Other Benefits
Year Ended December 31,	2015	2014	2015	2014
Benefit obligation at beginning of year[1]	$10,346	$8,845	$1,006	$946
Service cost	265	261	27	26
Interest cost	379	406	37	43
Foreign currency exchange rate changes	(309)	(183)	(14)	(4)
Amendments	6	—	(10)	(31)
Actuarial loss (gain)	(479)	1,519	(54)	88
Benefits paid[2]	(353)	(522)	(59)	(62)
Business combinations	1	4	—	—
Divestitures[3]	(218)	—	—	—
Settlements[4]	(499)	(7)	—	(1)
Special termination benefits	21	5	2	—
Other	(1)	18	5	1
Benefit obligation at end of year[1]	$9,159	$10,346	$940	$1,006
Fair value of plan assets at beginning of year	$8,902	$8,746	$246	$243
Actual return on plan assets	(44)	574	(3)	2
Employer contributions	121	214	—	—
Foreign currency exchange rate changes	(322)	(203)	—	—
Benefits paid	(270)	(435)	(3)	(3)
Divestitures[3]	(206)	—	—	—
Settlements[4]	(486)	(1)	—	—
Other	(6)	7	5	4
Fair value of plan assets at end of year	$7,689	$8,902	$245	$246
Net liability recognized	$(1,470)	$(1,444)	$(695)	$(760)

[1]
For pension benefit plans, the benefit obligation is the projected benefit obligation. For other benefit plans, the benefit obligation is the accumulated postretirement benefit obligation. The accumulated benefit obligation for our pension plans was $8,868 million and $10,028 million as of December 31, 2015 and 2014, respectively.

[2]
Benefits paid to pension plan participants during 2015 and 2014 included $83 million and $87 million, respectively, in payments related to unfunded pension plans that were paid from Company assets. Benefits paid to participants of other benefit plans during 2015 and 2014 included $56 million and $59 million, respectively, that were paid from Company assets.

[3]
Divestitures are primarily related to the transfer of assets and liabilities associated with the Company's consolidated German bottling operations to assets held for sale and liabilities held for sale as of December 31, 2015. Refer to Note 2 for additional information.

[4]	Settlements are primarily related to the Company's productivity, restructuring and integration initiatives. Refer to Note 18.
Pension and other benefit amounts recognized in our consolidated balance sheets are as follows (in millions):

	Pension Benefits		Other Benefits
December 31,	2015	2014	2015	2014
Noncurrent asset	$454	$479	$—	$—
Current liability	(72)	(78)	(21)	(20)
Long-term liability	(1,852)	(1,845)	(674)	(740)
Net liability recognized	$(1,470)	$(1,444)	$(695)	$(760)

Certain of our pension plans have projected benefit obligations in excess of the fair value of plan assets. For these plans, the projected benefit obligations and the fair value of plan assets were as follows (in millions):

December 31,	2015	2014
Projected benefit obligation	$7,767	$8,753
Fair value of plan assets	5,865	6,854

Certain of our pension plans have accumulated benefit obligations in excess of the fair value of plan assets. For these plans, the accumulated benefit obligations and the fair value of plan assets were as follows (in millions):

December 31,	2015	2014
Accumulated benefit obligation	$7,537	$8,501
Fair value of plan assets	5,846	6,820

Pension Plan Assets
The following table presents total assets for our U.S. and non-U.S. pension plans (in millions):

	U.S. Plans		Non-U.S. Plans
December 31,	2015	2014	2015	2014
Cash and cash equivalents	$222	$186	$54	$75
Equity securities:
U.S.-based companies	1,118	1,274	445	542
International-based companies	398	558	419	505
Fixed-income securities:
Government bonds	442	455	295	411
Corporate bonds and debt securities	1,037	1,379	136	187
Mutual, pooled and commingled funds[1]	713	863	410	400
Hedge funds/limited partnerships	723	756	41	43
Real estate	462	391	2	17
Other	513	481	259	379
Total pension plan assets[2]	$5,628	$6,343	$2,061	$2,559

[1]
Mutual, pooled and commingled funds include investments in equity securities, fixed-income securities and combinations of both. There are a significant number of mutual, pooled and commingled funds from which investors can choose. The selection of the type of fund is dictated by the specific investment objectives and needs of a given plan. These objectives and needs vary greatly between plans.

[2]
Fair value disclosures related to our pension assets are included in Note 16. Fair value disclosures include, but are not limited to, the levels within the fair value hierarchy in which the fair value measurements in their entirety fall; a reconciliation of the beginning and ending balances of Level 3 assets; and information about the valuation techniques and inputs used to measure the fair value of our pension assets.

Investment Strategy for U.S. Pension Plans
The Company utilizes the services of investment managers to actively manage the assets of our U.S. pension plans. We have established asset allocation targets and investment guidelines with each investment manager. Our asset allocation targets promote optimal expected return and volatility characteristics given the long-term time horizon for fulfilling the obligations of the plan. Selection of the targeted asset allocation for U.S. plan assets was based upon a review of the expected return and risk characteristics of each asset class, as well as the correlation of returns among asset classes. Our target allocation is a mix of 42 percent equity investments, 30 percent fixed-income investments and 28 percent alternative investments. We believe this target allocation will enable us to achieve the following long-term investment objectives:

(1)	optimize the long-term return on plan assets at an acceptable level of risk;

(2)	maintain a broad diversification across asset classes and among investment managers; and

(3)	maintain careful control of the risk level within each asset class.
The guidelines that have been established with each investment manager provide parameters within which the investment managers agree to operate, including criteria that determine eligible and ineligible securities, diversification requirements and credit quality standards, where applicable. Unless exceptions have been approved, investment managers are prohibited from buying or selling commodities, futures or option contracts, as well as from short selling of securities. Additionally, investment managers agree to obtain written approval for deviations from stated investment style or guidelines. As of December 31, 2015, no investment manager was responsible for more than 8 percent of total U.S. plan assets.
Our target allocation of 42 percent equity investments is composed of 60 percent global equities, 16 percent emerging market equities and 24 percent domestic small- and mid-cap equities. Optimal returns through our investments in global equities are achieved through security selection as well as country and sector diversification. Investments in the common stock of our Company accounted for approximately 6 percent of our total global equities and approximately 3 percent of total U.S. plan assets. Our investments in global equities are intended to provide diversified exposure to both U.S. and non-U.S. equity markets. Our investments in both emerging market equities and domestic small- and mid-cap equities may experience large swings in their market value on a periodic basis. Our investments in these asset classes are selected based on capital appreciation potential.
Our target allocation of 30 percent fixed-income investments is composed of 33 percent long-duration bonds and 67 percent with multi-strategy alternative credit managers. Long-duration bonds are intended to provide a stable rate of return through investments in high-quality publicly traded debt securities. Our investments in long-duration bonds are diversified in order to mitigate duration and credit exposure. Multi-strategy alternative credit managers invest in a combination of high-yield bonds, bank loans, structured credit and emerging market debt. These investments are in lower-rated and non-rated debt securities, which generally produce higher returns compared to long-duration bonds and also help to diversify our overall fixed-income portfolio.
In addition to equity investments and fixed-income investments, we have a target allocation of 28 percent in alternative investments. These alternative investments include hedge funds, reinsurance, private equity limited partnerships, leveraged buyout funds, international venture capital partnerships and real estate. The objective of investing in alternative investments is to provide a higher rate of return than that available from publicly traded equity securities. These investments are inherently illiquid and require a long-term perspective in evaluating investment performance.
Investment Strategy for Non-U.S. Pension Plans
As of December 31, 2015, the long-term target allocation for 71 percent of our international subsidiaries' plan assets, primarily certain of our European and Canadian plans, is 61 percent equity securities; 25 percent fixed-income securities; and 14 percent other investments. The actual allocation for the remaining 29 percent of the Company's international subsidiaries' plan assets consisted of 56 percent mutual, pooled and commingled funds; 1 percent equity securities; 3 percent fixed-income securities; and 40 percent other investments. The investment strategies of our international subsidiaries differ greatly, and in some instances are influenced by local law. None of our pension plans outside the United States is individually significant for separate disclosure.
Other Postretirement Benefit Plan Assets
Plan assets associated with other postretirement benefits primarily represent funding of one of the U.S. postretirement benefit plans through a U.S. Voluntary Employee Beneficiary Association ("VEBA"), a tax-qualified trust. The VEBA assets are primarily invested in liquid assets due to the level and timing of expected future benefit payments.
The following table presents total assets for our other postretirement benefit plans (in millions):

December 31,	2015	2014
Cash and cash equivalents	$8	$10
Equity securities:
U.S.-based companies	116	114
International-based companies	6	7
Fixed-income securities:
Government bonds	80	79
Corporate bonds and debt securities	8	9
Mutual, pooled and commingled funds	15	16
Hedge funds/limited partnerships	5	5
Real estate	3	3
Other	4	3
Total other postretirement benefit plan assets[1]	$245	$246

[1]
Fair value disclosures related to our other postretirement benefit plan assets are included in Note 16. Fair value disclosures include, but are not limited to, the levels within the fair value hierarchy in which the fair value measurements in their entirety fall and information about the valuation techniques and inputs used to measure the fair value of our other postretirement benefit plan assets.

Components of Net Periodic Benefit Cost
Net periodic benefit cost for our pension and other postretirement benefit plans consisted of the following (in millions):

	Pension Benefits			Other Benefits
Year Ended December 31,	2015	2014	2013	2015	2014	2013
Service cost	$265	$261	$280	$27	$26	$36
Interest cost	379	406	378	37	43	42
Expected return on plan assets[1]	(705)	(713)	(659)	(11)	(11)	(9)
Amortization of prior service cost (credit)	(2)	(2)	(2)	(19)	(17)	(10)
Amortization of actuarial loss[2]	199	73	197	10	2	13
Net periodic benefit cost	$136	$25	$194	$44	$43	$72
Settlement charge[3]	149	4	1	—	—	—
Special termination benefits[3]	20	5	2	2	—	—
Total cost recognized in statements of income	$305	$34	$197	$46	$43	$72

[1]	The Company has elected to use the actual fair value of plan assets as the market-related value of assets in the determination of the expected return on plan assets.

[2]
Actuarial gains and losses are amortized using a corridor approach. The gain/loss corridor is equal to 10 percent of the greater of the pension benefit obligation and the market-related value of assets. Gains and losses in excess of the corridor are generally amortized over the average future working lifetime of the pension plan participants.

[3]	The settlement charge and special termination benefits were primarily related to the Company's productivity, restructuring and integration initiatives. Refer to Note 18.
The following table sets forth the changes in AOCI for our benefit plans (in millions, pretax):

	Pension Benefits		Other Benefits
Year Ended December 31,	2015	2014	2015	2014
Balance in AOCI at beginning of year	$(3,069)	$(1,537)	$(67)	$13
Recognized prior service cost (credit)	(2)	(2)	(19)	(17)
Recognized net actuarial loss (gain)	348	77	10	2
Prior service credit (cost) arising in current year	(6)	—	10	31
Net actuarial (loss) gain arising in current year	(270)	(1,658)	40	(97)
Foreign currency translation gain (loss)	92	51	—	1
Balance in AOCI at end of year	$(2,907)	$(3,069)	$(26)	$(67)

The following table sets forth amounts in AOCI for our benefit plans (in millions, pretax):

	Pension Benefits		Other Benefits
December 31,	2015	2014	2015	2014
Prior service credit (cost)	$3	$10	$93	$100
Net actuarial loss	(2,910)	(3,079)	(119)	(167)
Balance in AOCI at end of year	$(2,907)	$(3,069)	$(26)	$(67)

Amounts in AOCI expected to be recognized as components of net periodic pension cost in 2016 are as follows (in millions, pretax):

	Pension Benefits	Other Benefits
Amortization of prior service cost (credit)	$(2)	$(19)
Amortization of actuarial loss	181	7
Total	$179	$(12)

Assumptions
Certain weighted-average assumptions used in computing the benefit obligations are as follows:

	Pension Benefits		Other Benefits
December 31,	2015	2014	2015	2014
Discount rate	4.25%	3.75%	4.25%	3.75%
Rate of increase in compensation levels	3.50%	3.50%	N/A	N/A

Certain weighted-average assumptions used in computing net periodic benefit cost are as follows:

	Pension Benefits			Other Benefits
Year Ended December 31,	2015	2014	2013	2015	2014	2013
Discount rate	3.75%	4.75%	4.00%	3.75%	4.75%	4.00%
Rate of increase in compensation levels	3.50%	3.50%	3.50%	N/A	N/A	N/A
Expected long-term rate of return on plan assets	8.25%	8.25%	8.25%	4.75%	4.75%	4.75%

The expected long-term rate of return assumption for U.S. pension plan assets is based upon the target asset allocation and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class, as well as correlations among asset classes. We evaluate the rate of return assumption on an annual basis. The expected long-term rate of return assumption used in computing 2015 net periodic pension cost for the U.S. plans was 8.5 percent. As of December 31, 2015, the 5-year, 10-year and 15-year annualized return on plan assets for the primary U.S. plan was 6.7 percent, 5.4 percent and 5.7 percent, respectively. The annualized return since inception was 10.6 percent.
The assumed health care cost trend rates are as follows:

December 31,	2015	2014
Health care cost trend rate assumed for next year	7.00%	7.50%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2021	2020

The Company's U.S. postretirement benefit plans are primarily defined dollar benefit plans that limit the effects of medical inflation because the plans have established dollar limits for determining our contributions. As a result, the effect of a 1 percentage point change in the assumed health care cost trend rate would not be significant to the Company.
The discount rate assumptions used to account for pension and other postretirement benefit plans reflect the rates at which the benefit obligations could be effectively settled. Rates for U.S. and certain non-U.S. plans at December 31, 2015, were determined using a cash flow matching technique whereby the rates of a yield curve, developed from high-quality debt securities, were applied to the benefit obligations to determine the appropriate discount rate. For other non-U.S. plans, we base the discount rate on comparable indices within each of the countries. The rate of compensation increase assumption is determined by the Company based upon annual reviews. We review external data and our own historical trends for health care costs to determine the health care cost trend rate assumptions.
Effective January 1, 2016, for benefit plans using the yield curve approach, the Company changed the method used to calculate the service cost and interest cost components of net periodic benefit costs for pension and other postretirement benefit plans and will measure these costs by applying the specific spot rates along the yield curve to the plans' projected cash flows. The Company believes the new approach provides a more precise measurement of service and interest costs by improving the correlation between projected cash flows and the corresponding spot yield curve rates. The change does not affect the measurement of the Company's pension and other postretirement benefit obligations for those plans and is accounted for as a change in accounting estimate, which is applied prospectively.
Cash Flows
Our estimated future benefit payments for funded and unfunded plans are as follows (in millions):

Year Ended December 31,	2016	2017	2018	2019	2020	2021–2025
Pension benefit payments	$521	$504	$533	$551	$570	$3,065
Other benefit payments[1]	61	63	64	65	67	332
Total estimated benefit payments	$582	$567	$597	$616	$637	$3,397

[1]
The expected benefit payments for our other postretirement benefit plans are net of estimated federal subsidies expected to be received under the Medicare Prescription Drug, Improvement and Modernization Act of 2003. Federal subsidies are estimated to be $4 million for the period 2016–2020, and $3 million for the period 2021–2025.

The Company anticipates making pension contributions in 2016 of $512 million, the majority of which will be allocated to our U.S. plans. The majority of these contributions are discretionary.
Defined Contribution Plans
Our Company sponsors qualified defined contribution plans covering substantially all U.S. employees. Under the largest U.S. defined contribution plan, we match participants' contributions up to a maximum of 3.5 percent of compensation, subject to certain limitations. Company costs related to the U.S. plans were $94 million, $92 million and $97 million in 2015, 2014 and 2013, respectively. We also sponsor defined contribution plans in certain locations outside the United States. Company costs associated with those plans were $35 million, $36 million and $32 million in 2015, 2014 and 2013, respectively.
Multi-Employer Plans
As a result of our acquisition of Old CCE's North America business during the fourth quarter of 2010, the Company now participates in various multi-employer pension plans in the United States. Multi-employer pension plans are designed to cover employees from multiple employers and are typically established under collective bargaining agreements. These plans allow multiple employers to pool their pension resources and realize efficiencies associated with the daily administration of the plan.
Multi-employer plans are generally governed by a board of trustees composed of management and labor representatives and are funded through employer contributions.
The Company's expense for U.S. multi-employer pension plans totaled $40 million, $38 million and $37 million in 2015, 2014 and 2013, respectively. The plans we currently participate in have contractual arrangements that extend into 2020. If, in the future, we choose to withdraw from any of the multi-employer pension plans in which we currently participate, we would need to record the appropriate withdrawal liabilities at that time.